                                                                     EXHIBIT 1.1

                             CPI INTERNATIONAL, INC.

                                  [___] Shares

                                  Common Stock
                           ($0.01 par value per Share)

                             UNDERWRITING AGREEMENT

[             ], 2006

                             UNDERWRITING AGREEMENT

                                                              [          ], 2006

UBS Securities LLC
Bear, Stearns & Co. Inc.
Banc of America Securities LLC
Wachovia Capital Markets, LLC
c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026

Ladies and Gentlemen:

     CPI International, Inc., a Delaware corporation (the "Company"), proposes to issue and sell, and each person or entity (each, a "Selling Stockholder")
identified as a Selling Stockholder in Schedule C annexed hereto, proposes to sell, to the underwriters named in Schedule A annexed hereto (the
"Underwriters"), for whom you are acting as representatives, an aggregate of [ ]
shares (the "Firm Shares") of common stock, $0.01 par value per share (the
"Common Stock"), of the Company, of which [ ] Firm Shares are to be issued and sold by the Company and [ ] Firm Shares are to be sold by the Selling
Stockholders. The number of Firm Shares to be sold by each Selling Stockholder is the number of Firm Shares set forth opposite the name of such Selling
Stockholder in Schedule C annexed hereto. In addition, solely for the purpose of covering over-allotments, the Company and the Selling Stockholders propose to grant to the Underwriters the option to purchase from the Company and the
Selling Stockholders up to an additional [ ] shares of Common Stock (the
"Additional Shares"), of which up to [ ] Additional Shares are to be issued and sold by the Company and up to [ ] Additional Shares are to be sold by the
Selling Stockholders. The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the "Shares." The Shares are described in the Prospectus which is referred to below.

     The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder
(collectively, the "Act"), with the Securities and Exchange Commission (the
"Commission") a registration statement on Form S-1 (File No. 333-130662) under the Act, including a prospectus, relating to the Shares.

     Except where the context otherwise requires, "Registration Statement," as used herein, means the registration statement, as amended at the time of such registration statement's effectiveness for purposes of Section 11 of the Act, as such section applies to the respective Underwriters (the "Effective Time"), including (i) all documents filed as a part thereof, (ii) any information contained in a prospectus filed with the Commission pursuant to Rule 424(b)
under the Act and deemed, pursuant to Rule 430A or Rule 430C under the Act, to be part of the registration statement at the Effective Time, and (iii) any registration statement filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Act.

     The Company has furnished to you, for use by the Underwriters and by dealers in connection with the offering of the Shares, copies of one or more preliminary prospectuses relating to the Shares. Except where the context otherwise requires, "Preliminary Prospectus," as used herein, means each such preliminary prospectus, in the form so furnished.

     Except where the context otherwise requires, "Prospectus," as used herein, means the prospectus filed by the Company with the Commission pursuant to Rule
424(b) under the Act on or before the second business day after the date hereof
(or such earlier time as may be required under the Act), or, if no such filing is required, the final prospectus included in the Registration Statement at the time it became effective under the Act, in each case in the form furnished by the Company to you for use by the Underwriters and by dealers in connection with the offering of the Shares.

     "Permitted Free Writing Prospectuses," as used herein, means the documents listed on Schedule B attached hereto and each "road show" (as defined in Rule
433 under the Act), if any, related to the offering of the Shares contemplated hereby that is a "written communication" (as defined in Rule 405 under the Act)
(each such road show, a "Road Show").

     "Disclosure Package," as used herein, means any Preliminary Prospectus together with any combination of one or more of the Permitted Free Writing
Prospectuses, if any.

     As used in this Agreement, "business day" shall mean a day on which the New
York Stock Exchange (the "NYSE") is open for trading. The terms "herein,"
"hereof," "hereto," "hereinafter" and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement. The term
"or," as used herein, is not exclusive.

     The Company has prepared and filed, in accordance with Section 12 of the
Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the "Exchange Act"), a registration statement (as amended, the "Exchange Act Registration Statement") on Form 8-A (File No.
[____]) under the Exchange Act to register, under Section 12(b) of the Exchange
Act, the class of securities consisting of the Common Stock.

     The Company, each of the Selling Stockholders and the Underwriters agree as follows:

     1. Sale and Purchase. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to issue and sell, and each of the Selling Stockholders agrees to sell, in each case severally and not jointly, to the respective Underwriters and each of the
Underwriters, severally and not jointly, agrees to purchase from the Company and each Selling Stockholder, the respective number of Firm Shares (subject to such adjustment as UBS Securities LLC ("UBS") may determine to avoid fractional shares) which bears the same proportion to the total number of Firm Shares to be sold by the Company or by such Selling Stockholder, as the case may be, as the number of Firm Shares set forth opposite the name of such Underwriter in
Schedule A annexed hereto, subject to adjustment in accordance with Section 11 hereof, bears to the total number of Firm Shares, in each case at a purchase price of $[ ] per share. The Company is advised by you that the Underwriters intend (i) to make a

                                      -2-

public offering of their respective portions of the Firm Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

     In addition, the Company and the Selling Stockholders, in each case severally and not jointly, hereby grant to the several Underwriters the option
(the "Over-Allotment Option") to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Company and the Selling Stockholders, ratably in accordance with the number of Firm Shares to be purchased by each of them, all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriters to the Company and the Selling Stockholders
for the Firm Shares. The Over-Allotment Option may be exercised by UBS on behalf of the several Underwriters at any time and from time to time on or before the thirtieth day following the date of the Prospectus, by written notice to the
Company and the Selling Stockholders. Such notice shall set forth the aggregate number of Additional Shares as to which the Over-Allotment Option is being exercised and the date and time when the Additional Shares are to be delivered
(any such date and time being herein referred to as an "additional time of purchase"); provided, however, that no additional time of purchase shall be earlier than the "time of purchase" (as defined below) nor earlier than the second business day after the date on which the Over-Allotment Option shall have been exercised nor later than the tenth business day after the date on which the
Over-Allotment Option shall have been exercised. The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on
Schedule A hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment as UBS may determine to eliminate fractional shares), subject to adjustment in accordance with Section 11 hereof. Upon any exercise of the Over-Allotment Option, the number of Additional Shares to be purchased from the Company shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as [ ] bears to [ ], and the number of Additional Shares to be purchased from each Selling Stockholder shall be the number which bears the same proportion to the aggregate number of Additional
Shares being purchased as the number of Additional Shares set forth opposite the name of such Selling Stockholder in Schedule C annexed hereto bears to [ ], subject, in each case, to such adjustment as UBS may determine solely to eliminate fractional shares.

     Pursuant to powers of attorney (the "Powers of Attorney") granted by each
Selling Stockholder (which Powers of Attorney shall be satisfactory to UBS and
Bear, Stearns & Co. Inc. ("Bear")), Banc of America Securities LLC and Wachovia
Capital Markets, LLC shall act as representatives of the Selling Stockholders.
Each of the foregoing representatives (collectively, the "Representatives of the
Selling Stockholders") is authorized, on behalf of each Selling Stockholder, among other things, to execute any documents necessary or desirable in connection with the sale of the Shares to be sold hereunder by such Selling
Stockholder, to make delivery of the certificates of such Shares, to receive the proceeds of the sale of such Shares, to give receipts for

                                      -3-

such proceeds, to pay therefrom the expenses to be borne by such Selling
Stockholder in connection with the sale and public offering of the Shares, to distribute the balance of such proceeds to such Selling Stockholder, to receive notices on behalf of such Selling Stockholder and to take such other action as may be necessary or desirable in connection with the transactions contemplated by this Agreement.

     2. Payment and Delivery. Payment of the purchase price for the Firm Shares shall be made to the Company and to each Selling Stockholder by Federal Funds wire transfer against delivery of the certificates for the Firm Shares to you through the facilities of The Depository Trust Company ("DTC") for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on [ ], 2006 (unless another time shall be agreed to by you and the Company and any Representative of the Selling
Stockholders or unless postponed in accordance with the provisions of Section 11 hereof). The time at which such payment and delivery are to be made is hereinafter sometimes called "the time of purchase." Electronic transfer of the
Firm Shares shall be made to you at the time of purchase in such names and in such denominations as you shall specify.

        Payment of the purchase price for the Additional Shares shall be made at the additional time of purchase in the same manner and at the same office as the payment for the Firm Shares. Electronic transfer of the Additional Shares shall be made to you at the additional time of purchase in such names and in such denominations as you shall specify.

        Deliveries of the documents described in Section 9 hereof with respect to the purchase of the Shares shall be made at the offices of Cahill Gordon &
Reindel LLP at 80 Pine Street, New York, New York 10005, at 9:00 A.M., New York
City time, on the date of the closing of the purchase of the Firm Shares or the
Additional Shares, as the case may be.

     3. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:

        (a) the Registration Statement has heretofore become effective under the Act or, with respect to any registration statement to be filed to register the offer and sale of Shares pursuant to Rule 462(b) under the
     Act, will be filed with the Commission and become effective under the Act no later than 10:00 P.M., New York City time, on the date of determination of the public offering price for the Shares; no stop order of the
     Commission preventing or suspending the use of any Preliminary Prospectus or Permitted Free Writing Prospectus or the effectiveness of the
     Registration Statement has been issued, and no proceedings for such purpose have been instituted or, to the Company's knowledge, are contemplated by the Commission; the Exchange Act Registration Statement has become effective as provided in Section 12 of the Exchange Act;

        (b) the Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, will comply, in all material respects, with the requirements of the Act; the Registration Statement did not, as of

                                      -4-

     the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each Preliminary Prospectus complied, at the time it was filed with the Commission, and complies as of the date hereof, in all material respects with the requirements of the Act;
     at no time during the period that begins on the earlier of the date of such
     Preliminary Prospectus and the date such Preliminary Prospectus was filed with the Commission and ends at the time of purchase did or will any
     Preliminary Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Preliminary Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Prospectus will comply, as of its date, the date that it is filed with the Commission, the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, in all material respects, with the requirements of the Act (including, without limitation, Section 10(a)
     of the Act); at no time during the period that begins on the earlier of the date of the Prospectus and the date the Prospectus is filed with the
     Commission and ends at the later of the time of purchase, the latest additional time of purchase, if any, and the end of the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares did or will the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the date of such
     Permitted Free Writing Prospectus and ends at the time of purchase did or will any Permitted Free Writing Prospectus include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, -------- however, that the Company makes no representation or warranty with respect to any statement contained in the Registration Statement, any Preliminary Prospectus, the Prospectus
     or any Permitted Free Writing Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statement, such Preliminary Prospectus, the Prospectus or such Permitted Free Writing Prospectus;

        (c) prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Shares by means of any
     "prospectus" (within the meaning of the Act) or used any "prospectus"
     (within the meaning of the Act) in connection with the offer or sale of the
     Shares, in each case other than the Preliminary Prospectuses and the
     Permitted Free Writing Prospectuses, if any; the Company has not, directly or indirectly, prepared, used or referred to any Permitted Free Writing
     Prospectus except in

                                      -5-

     compliance with Rules 164 and 433 under the Act; assuming that such
     Permitted Free Writing Prospectus is accompanied or preceded by the most recent Preliminary Prospectus that contains a price range or the
     Prospectus, as the case may be, and that such Permitted Free Writing
     Prospectus is so sent or given after the Registration Statement was filed with the Commission (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Act, filed with the
     Commission), the sending or giving, by any Underwriter, of any Permitted
     Free Writing Prospectus will satisfy the provisions of Rule 164 or Rule 433
     (without reliance on subsections (b), (c) and (d) of Rule 164); the
     Preliminary Prospectus dated [ ], 2006 is a prospectus that, other than by reason of Rule 433 or Rule 431 under the Act, satisfies the requirements of
     Section 10 of the Act, including a price range where required by rule;
     neither the Company nor the Underwriters are disqualified, by reason of subsection (f) or (g) of Rule 164 under the Act, from using, in connection with the offer and sale of the Shares, "free writing prospectuses" (as defined in Rule 405 under the Act) pursuant to Rules 164 and 433 under the
     Act; the Company is not an "ineligible issuer" (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of
     Rules 164 and 433 under the Act with respect to the offering of the Shares contemplated by the Registration Statement; the parties hereto agree and understand that the content of any and all "road shows" (as defined in Rule
     433 under the Act) related to the offering of the Shares contemplated hereby is solely the property of the Company; the Company has caused there to be made available at least one version of a "bona fide electronic road show" (as defined in Rule 433 under the Act) in a manner that, pursuant to
     Rule 433(d)(8)(ii) under the Act, causes the Company not to be required, pursuant to Rule 433(d) under the Act, to file, with the Commission, any
     Road Show;

        (d) the Company has the authorized and outstanding capitalization as set forth in the sections of the Registration Statement, the Preliminary
     Prospectuses and the Prospectus entitled "Capitalization" and "Description of capital stock" (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus), and, as of the time of purchase and any additional time of purchase, as the case may be, the
     Company shall have an authorized and outstanding capitalization as set forth in the sections of the Registration Statement and the Prospectus entitled "Capitalization" and "Description of capital stock" (and any similar sections or information, if any, contained in any Permitted Free
     Writing Prospectus) (subject, in each case, to the issuance of shares of
     Common Stock upon exercise of stock options and warrants disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus and the grant of options under existing stock option plans described in the Registration Statement
     (excluding the exhibits thereto), each Preliminary Prospectus and the
     Prospectus). All of the issued and outstanding equity interests, including shares of Common Stock, of the Company have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right. Attached as Schedule D is a true and complete list of each entity in which the Company has a direct or indirect majority equity or voting interest (each, a "Subsidiary" and, together, the "Subsidiaries"), their jurisdictions of organization, names of their equityholder(s) and percentage held by each equityholder. All of the issued and outstanding equity interests of each Subsidiary have been duly authorized

                                      -6-

     and validly issued, are fully paid and nonassessable, were not issued in violation of any preemptive or similar right and, except as set forth in the Registration Statement (excluding the exhibits thereto), each
     Preliminary Prospectus and the Prospectus, are owned, directly or indirectly through Subsidiaries, by the Company free and clear of all liens
     (other than transfer restrictions imposed by the Act, the securities or
     Blue Sky laws of certain jurisdictions). Except as set forth in the
     Registration Statement (excluding the exhibits thereto), each Preliminary
     Prospectus and the Prospectus, there are no outstanding options, warrants or other rights to acquire or purchase, or instruments convertible into or exchangeable for, any equity interests of the Company or any of the
     Subsidiaries.

        (e) prior to the date hereof, the Company has duly effected and completed a 3.059-for-1 stock split of the Common Stock in the manner described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus; and the Amended and
     Restated Certificate of Incorporation of the Company and the Amended and
     Restated Bylaws of the Company, each in the form filed as an exhibit to the
     Registration Statement, have been heretofore duly authorized and approved in accordance with the General Corporation Law of the State of Delaware and
     shall become effective and in full force and effect at or before the time of purchase; the Shares are duly listed, and admitted and authorized for trading, subject to official notice of issuance and evidence of satisfactory distribution, on the Nasdaq National Market (the "NASDAQ");

        (f) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration
     Statement, the Preliminary Prospectuses, the Prospectus and the Permitted
     Free Writing Prospectuses, if any, to execute and deliver this Agreement and to issue, sell and deliver the Shares to be sold by it pursuant hereto as contemplated herein;

        (g) each of the Company and each Subsidiary (A) is a corporation, limited liability company, partnership or other entity duly incorporated or organized, as the case may be, and validly existing under the laws of the jurisdiction of its incorporation or organization; (B) has all requisite corporate or other power and authority necessary to own its property and carry on its business as now being conducted; and (C) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it or its ownership of property makes such qualification necessary, except where the failure to be so qualified and be in good standing, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. A "Material Adverse Effect"
     means (x) a material adverse effect on the business, condition (financial or other), results of operations, performance, properties or prospects of the Company and the Subsidiaries, taken as a whole, (y) an adverse effect on the ability to consummate the transactions on a timely basis or (z) an effect that would prevent the shares of Common Stock from being accepted for listing on, or result in the delisting of shares of Common Stock from, the NASDAQ;

                                      -7-

        (h) other than the capital stock of the Subsidiaries, the Company does not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity (other than mutual funds with a fair market value of less than $200,000 for purposes of funding a non-qualified deferred compensation plan); complete and correct copies of the charters and the bylaws of the Company and each Subsidiary and all amendments thereto have been delivered to you, and, except as set forth in the exhibits to the Registration Statement, no changes therein will be made on or after the date hereof through and including the time of purchase or, if later, any additional time of purchase;

        (i) the Shares to be sold by the Company pursuant hereto have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights; the Shares to be sold by the Company pursuant hereto, when issued and delivered against payment therefor as provided herein, will be free of any restriction upon the voting or transfer thereof pursuant to the Company's charter or bylaws or any agreement or other instrument to which the Company is a party; the
     Shares to be sold by the Selling Stockholders pursuant hereto have been duly and validly authorized and issued and are and, after they are delivered against payment therefor as provided herein, will be fully paid, non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights; the Shares to be sold by the Selling Stockholders pursuant hereto are and, after they are delivered against payment therefor as provided herein, will be free of any restriction upon the voting or transfer thereof pursuant to the Company's charter or bylaws or any agreement or other instrument to which the Company is a party;

        (j) the capital stock of the Company, including the Shares, conforms in all material respects to each description thereof, if any, contained in the Registration Statement, any Preliminary Prospectuses, the Prospectus or
     any Permitted Free Writing Prospectus; and the certificates for the Shares are in due and proper form;

        (k) this Agreement has been duly authorized, executed and delivered by the Company;

        (l) neither the Company nor any Subsidiary is (A) in violation of its charter, bylaws or other similar constitutive documents, (B) in default
     (or, with notice or lapse of time or both, would be in default) in the performance or observance of any obligation, agreement, covenant or condition contained in any bond, debenture, note, indenture, mortgage, deed of trust, loan or credit agreement, lease, license, franchise agreement, authorization, permit, certificate or other agreement or instrument
     (collectively, the "Agreements and Instruments") to which the Company or any Subsidiary is a party or by which any of them is bound or to which any of their assets or properties is subject, or (C) in violation of any law, statute, rule or regulation or any judgment, order or decree of any domestic or foreign court or other governmental or regulatory authority
     (including, without limitation, the NASDAQ), agency or other body with jurisdiction over any of them or any of their assets or properties
     ("Governmental Authority"), except, in the case

                                      -8-

     of clauses (B) and (C), for such defaults or violations that are disclosed in the Registration Statement (excluding the exhibits thereto), each
     Preliminary Prospectus and the Prospectus or as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse
     Effect;

        (m) except, in the case of clauses (ii) and (iii), as could not reasonably be expected to have a Material Adverse Effect, the execution, delivery and performance of this Agreement, the issuance and sale of the
     Shares to be sold by the Company pursuant hereto, the sale of the Shares to be sold by the Selling Stockholders pursuant hereto and the consummation of the transactions contemplated hereby will not (i) violate the charter, bylaws or other constitutive documents of the Company, (ii) conflict with or constitute a breach of or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Subsidiary
     (other than as described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus) under any of the Agreements and Instruments, (iii) violate any law, statute, rule or regulation or any judgment, order or decree of any Governmental
     Authority or (iv) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NASDAQ.

        (n) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NASDAQ, or approval of the stockholders of the
     Company, is required in connection with the issuance and sale of the Shares to be sold by the Company pursuant hereto, the sale of the Shares to be sold by the Selling Stockholders pursuant hereto or the consummation of the transactions contemplated hereby, other than (i) registration of the Shares under the Act, which has been effected (or, with respect to any registration statement to be filed hereunder pursuant to Rule 462(b) under the Act, will be effected in accordance herewith), (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or
     (iii) under the Conduct Rules of the National Association of Securities
     Dealers, Inc. (the "NASD");

        (o) except as described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company, (iii) no person has the right to act as an underwriter or as a financial advisor to the
     Company in connection with the offer and sale of the Shares, and (iv) no person has the right, contractual or otherwise, to cause the Company to register under the Act any shares of Common Stock or shares of any other capital stock of or

                                      -9-

     other equity interests in the Company, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby;

        (p) except as set forth in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus, the
     Company and the Subsidiaries have (A) all licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and have made all declarations and filings with, all applicable Governmental Authorities and all self-regulatory authorities (each, an "AUTHORIZATION") necessary to engage in the business conducted by them in the manner described in the
     Registration Statement, any Preliminary Prospectus, the Prospectus or any
     Permitted Free Writing Prospectus, except where the failure to hold such
     Authorizations could not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect, and (B) no reason to believe that any Governmental Authority or self-regulatory authority is considering or threatening limiting, suspending or revoking any such Authorization, except where such limitation, suspension or revocation could not, individually or in the aggregate, reasonably be expected to have a Material
     Adverse Effect. All such Authorizations are valid and in full force and effect, and the Company and the Subsidiaries are in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the authorities having jurisdiction with respect to such Authorizations, except for any invalidity, failure to be in full force and effect or noncompliance with any Authorization that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

        (q) except as set forth in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus, there is
     (A) no action, suit or proceeding before or by any Governmental Authority or arbitrator, now pending or, to the knowledge of the Company, threatened or contemplated, to which the Company or any Subsidiary is or may be a party or to which the business, assets or property of the Company or any
     Subsidiary is or may be subject, (B) no law, statute, rule or regulation that has been enacted, adopted or issued or, to the knowledge of the
     Company, that has been proposed by any Governmental Authority to which the
     Company or any Subsidiary may be subject, (C) no judgment, decree or order of any Governmental Authority that, in any of clause (A), (B) or (C), could reasonably be expected, individually or in the aggregate, to have a
     Material Adverse Effect;

        (r) KPMG LLP, whose reports are included in the Registration
     Statement, each Preliminary Prospectus and the Prospectus are independent with respect to the Company within the meaning of the Act. The historical financial statements (including the notes and schedules thereto) included in the Registration Statement, each Preliminary Prospectus, the Prospectus and any Permitted Free Writing Prospecuts present fairly in all material respects the consolidated financial position, results of operations, cash flows and changes in stockholders' equity of the entities to which they relate at the respective dates and for the respective periods indicated.
     All such financial statements have been prepared in accordance with generally accepted accounting principles in the United States ("GAAP")
     applied on a consistent basis throughout the periods presented (except as disclosed therein) and in compliance with Regulation S-X ("Regulation S-X")
     under the Exchange

                                      -10-

     Act. All pro forma financial data included in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing
     Prospectus comply with the requirements of the Act and the Exchange Act, and the assumptions used in the preparation of such pro forma financial data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those data; the other financial and related statistical data contained in the Registration Statement, any Preliminary
     Prospectus, the Prospectus or any Permitted Free Writing Prospectus are
     accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, any Preliminary Prospectus or the
     Prospectus that are not included as required. The information set forth in the Registration Statement, each Preliminary Prospectus and the Prospectus under the captions "Summary Financial Data" and "Selected Financial Data"
     has been prepared on a basis consistent with that of the audited financial statements of the Company. The ratio of earnings to fixed charges has been calculated in compliance with Item 503(d) of Regulation S-K. Subsequent to the respective dates as of which information is given in the Registration
     Statement, each Preliminary Prospectus and the Prospectus, except as set forth or contemplated in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus (A) neither the
     Company or any Subsidiary has (1) incurred any liabilities or obligations, direct or contingent, that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (2) entered into any material transaction not in the ordinary course of business, (B)
     there has not been any event or development in respect of the business or condition (financial or other) of the Company or any Subsidiary that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any of its equity interests and (D) there has not been any change in the capital stock or long-term debt of the Company or any Subsidiary.

        (s) the Company has obtained for the benefit of the Underwriters the agreement (a "Lock-Up Agreement"), in the form set forth as Exhibit A hereto, of (i) each of its directors and "officers" (within the meaning of
     Rule 16a-1(f) under the Exchange Act and (ii) each Selling Stockholder and each holder of shares of Common Stock or any security convertible into or exercisable or exchangeable for shares of Common Stock or any warrant or other right to acquire shares of Common Stock or any such security;

        (t) neither the Company nor any Subsidiary is, and at no time during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares will either of them be, and, after giving effect to the offering and sale of the Shares, neither of them will be, an "investment company" or an entity "controlled" by an
     "investment company," as such terms are defined in the Investment Company
     Act of 1940, as amended (the "Investment Company Act");

                                      -11-

        (u) as of the Closing Date, the Company and the Subsidiaries will have good, valid and marketable title in fee simple to all items of real property described in the Registration Statement, any Preliminary
     Prospectus, the Prospectus or any Permitted Free Writing Prospectus as
     being owned by each of them, and valid title to all personal property described in the Registration Statement, any Preliminary Prospectus, the
     Prospectus or any Permitted Free Writing Prospectus as being owned by each of them, in each case free and clear of any pledge, lien, encumbrance, security interest or other title defect or claim of any third party, except
     (A) such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company or such Subsidiary and (B) as described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus. Any such real property, personal property and buildings held under lease by the Company or any such
     Subsidiary are held under valid, subsisting and enforceable leases, with such exceptions as do not materially interfere with the use made or proposed to be made of such property and buildings by the Company or such
     Subsidiary;

        (v) except as disclosed in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus, the
     Company and each Subsidiary owns, possesses or has the right to employ all patents, patent rights, licenses, inventions, copyrights, know-how
     (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, the "Intellectual
     Property") necessary to conduct the businesses operated by it as described in the Registration Statement, any Preliminary Prospectus, the Prospectus
     or any Permitted Free Writing Prospectus, except where the failure to own, possess or have the right to employ such Intellectual Property, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has
     received any notice of infringement of or conflict with (and neither knows of any such infringement or a conflict with) asserted rights of others with respect to any of the foregoing that could reasonably be expected to have a
     Material Adverse Effect. The use of the Intellectual Property in connection with the business and operations of the Company and the Subsidiaries does not infringe on the rights of any person, except for such infringement as could not reasonably be expected to have a Material Adverse Effect;

          (w) neither the Company nor any Subsidiary has any liability for any prohibited transaction or accumulated funding deficiency (within the meaning of Section 412 of the Internal Revenue Code) or any complete or partial withdrawal liability, if applicable, with respect to any pension, profit sharing or other plan which is subject to Title IV of the Employee
     Retirement Income Security Act of 1974, as amended ("ERISA"), to which the
     Company or any Subsidiary makes or has made a contribution in the past six years and in which any employee of the Company or any Subsidiary is or has ever been a participant, except to the extent such liability could not, individually or in the aggregate, reasonably be expected to have a Material
     Adverse Effect. With respect to such plans, the Company and each Subsidiary is in compliance in all material respects with all applicable provisions of
     ERISA; except as could not reasonably be expected to have a Material
     Adverse

                                      -12-

     Effect, no labor disturbance by the employees of the Company or any
     Subsidiary exists or, to the knowledge of the Company, is imminent

        (x) except as disclosed in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus or as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (A) the Company and the Subsidiaries are in
     compliance with and not subject to any pending or threatened liability under applicable Environmental Laws (as defined below), (B) the Company and the Subsidiaries have made all filings and provided all notices required under any applicable Environmental Law, and have, and are in compliance with, all permits, licenses or other approvals required under any applicable Environmental Laws for their current operations and each of them is in full force and effect, (C) to the knowledge of the Company or any
     Subsidiary, there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter or request for information pending or threatened against the Company or any Subsidiary under any Environmental Law, (D) to the knowledge of the Company or any Subsidiary, no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by the Company or any Subsidiary, (E) neither the Company nor any Subsidiary has received notice that it has been identified as a potentially responsible party under the Comprehensive Environmental
     Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), or any comparable state law and (F) no property or facility of the Company or any Subsidiary is (y) listed or proposed for listing on the National
     Priorities List under CERCLA or (z) listed on the Comprehensive
     Environmental Response, Compensation and Liability Information System List
     promulgated pursuant to CERCLA, or on any comparable list maintained by any
     Governmental Authority. To the knowledge of the Company or any Subsidiary, no facts or circumstances exist, no event or condition is occurring, and no event or condition has occurred, with respect to the Company or any
     Subsidiary relating to any Environmental Law, any release of any hazardous, toxic or dangerous substance or waste, any chemical, any solid waste, any other pollutant or contaminant, or the Company's or any Subsidiary's compliance with current requirements of Environmental Law, that, individually or in the aggregate, could reasonably be expected to have a
     Material Adverse Effect;

               For purposes of this Agreement, "Environmental Laws" means the common law and all applicable federal, state, local and foreign laws, regulations, rules, ordinances, codes, orders, decrees, judgments, injunctions or any other legally enforceable requirement issued, promulgated, approved or entered thereunder, relating to pollution, or to protection of public or employee health and safety from hazardous, toxic or dangerous substances or wastes or protection of the environment, including, without limitation, laws relating to: (A)
          emissions, discharges, releases or threatened releases of hazardous materials into the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata),
          (B) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport, arrangement for disposal or transport or handling of hazardous, toxic or dangerous substances or waste, any

                                      -13-

          chemical, any solid waste, or any other pollutant or contaminant, and
          (C) underground and aboveground storage tanks and related piping, and emissions, discharges, releases or threatened releases therefrom;

        (y) in the ordinary course of their business, the Company and each of the Subsidiaries conduct periodic reviews of the effect of the
     Environmental Laws on their respective businesses, operations and properties, in the course of which they identify and evaluate associated costs and liabilities (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with the Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties);

          (z) all tax returns required to be filed by the Company or any
     Subsidiary have been filed in all jurisdictions where such returns are required to be filed, except for those with respect to which the Company or such Subsidiary intends to file for extensions or for which extensions have been granted; and all taxes, including withholding taxes, value added and franchise taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which reserves have been provided in accordance with GAAP or those currently payable without penalty or interest and except where the failure to make such required filings or payments could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

          (aa) the Company and each of the Subsidiaries maintain insurance covering their respective properties, operations, personnel and businesses as the Company reasonably deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Company and the Subsidiaries and their respective businesses; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase and any additional time of purchase; neither the Company nor any Subsidiary has reason to believe that it will not be able to renew any such insurance as and when such insurance expires;

          (bb) neither the Company nor any of the Subsidiaries has sustained since the date of the last audited consolidated financial statements of the
     Company included in the Registration Statement, any Preliminary
     Prospectuses and the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or any loss or interference with its business from any labor dispute or court or governmental action, order or decree;

          (cc) neither the Company nor any Subsidiary has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements specifically referred to or described in any
     Preliminary Prospectus, the Prospectus or any Permitted Free Writing
     Prospectus, or specifically referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company or any Subsidiary or, to the
     Company's knowledge, any other party to any such contract or agreement;

                                      -14-

        (dd) the Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets;
     (C) where appropriate, access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

        (ee) the Company has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-15 under the
     Exchange Act); such disclosure controls and procedures are reasonably designed to ensure that material information relating to the Company and the Subsidiaries is made known to the chief executive officer and chief financial officer of the Company by others within the Company or any
     Subsidiary, and such disclosure controls and procedures are reasonably effective to perform the functions for which they were established subject to the limitations of any such control system; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls; and the Company has taken steps to reasonably ensure that, upon and at all times after the filing of the Registration Statement, the Company and the Subsidiaries and
     their respective officers and directors, in their capacities as such, will be in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and the
     rules and regulations promulgated thereunder;

        (ff) there is and has been no failure on the part of the Company and any of the Company's directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder applicable to it prior to the date hereof, including, to the extent applicable, Section 402 related to loans and Sections 302 and 906 related to certifications;

        (gg) each "forward-looking statement" (within the meaning of Section
     27A of the Act or Section 21E of the Exchange Act) contained in the
     Registration Statement, any Preliminary Prospectus, the Prospectus or any
     Permitted Free Writing Prospectus has been made or reaffirmed with a reasonable basis and in good faith;

        (hh) all statistical or market-related data included in the
     Registration Statement, any Preliminary Prospectus, the Prospectus or any
     Permitted Free Writing Prospectus are based on or derived from sources that the Company believes to be reliable and accurate in all material respects and represents its good faith estimates based on data derived from such sources, and the Company has obtained the written consent to the use of such data from such sources to the extent required;

        (ii) neither the Company nor any of the Subsidiaries nor, to the
     Company's knowledge, any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in

                                      -15-

     violation of any law, rule or regulation (including, without limitation, the Foreign Corrupt Practices Act of 1977), which payment, receipt or retention of funds is of a character required to be disclosed in the
     Registration Statement, any Preliminary Prospectus or the Prospectus;

        (jj) no Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock, from repaying to the
     Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary of the Company, except as described in the
     Registration Statement (excluding the exhibits thereto), each Preliminary
     Prospectus and the Prospectus;

        (kk) the issuance and sale of the Shares to be sold by the Company and the sale of the Shares to be sold by the Selling Stockholders as contemplated hereby will not cause any holder of any shares of capital stock, securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase capital stock or any other securities of the Company to have any right to acquire any shares of preferred stock of the Company;

        (ll) except pursuant to this Agreement, neither the Company nor any of the Subsidiaries has incurred any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or by the Registration Statement;

        (mm) neither the Company nor any of the Subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares; and

        (nn) to the Company's knowledge, there are no affiliations or associations between (i) any member of the NASD and (ii) the Company or any of the Company's officers, directors or 5% or greater security holders or any beneficial owner of the Company's unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the
     Commission, except as disclosed in the Registration Statement (excluding the exhibits thereto), the Preliminary Prospectuses and the Prospectus.

        In addition, any certificate signed by any officer of the Company or any of the Subsidiaries and delivered to the Underwriters or counsel for the
Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

     4. Representations and Warranties of the Selling Stockholders. Each Selling
Stockholder, severally and not jointly with the other Selling Stockholders, represents and warrants to each of the Underwriters that:

                                      -16-

        (a) such Selling Stockholder now is and, at the time of delivery of such Shares (whether the time of purchase or any additional time of purchase, as the case may be), will be the lawful owner of the number of
     Shares to be sold by such Selling Stockholder pursuant to this Agreement and has and, at the time of delivery of such Shares, will have valid and marketable title to such Shares, and upon delivery of and payment for such
     Shares (whether at the time of purchase or any additional time of purchase, as the case may be), the Underwriters will acquire valid and marketable title to such Shares free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title;

        (b) such Selling Stockholder has and, at the time of delivery of the
     Shares to be sold by such Selling Stockholder pursuant to this Agreement
     (whether the time of purchase or any additional time of purchase, as the case may be), will have full legal right, power and capacity, and all authorizations and approvals required by law (other than those imposed by the Act and state securities or blue sky laws), to (i) enter into this
     Agreement and a Custody Agreement (as defined below) and to execute a Power of Attorney, (ii) sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder pursuant to this Agreement in the manner provided in this Agreement and (iii) make the representations, warranties and agreements made by such Selling Stockholder herein;

        (c) this Agreement and the custody agreement (the "Custody
     Agreement"), dated [ ], 2006, between [____], as custodian (the
     "Custodian"), and such Selling Stockholder and the Power of Attorney to which such Selling Stockholder is a party have each been duly executed and delivered by (or, in the case of this Agreement, on behalf of) such Selling
     Stockholder, and each is a legal, valid and binding agreement of such
     Selling Stockholder enforceable in accordance with its terms;

        (d) Selling Stockholder Statements with respect to such Selling
     Stockholder in the Registration Statement, did not, as of the Effective
     Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make such
     Selling Stockholder Statements not misleading; at no time during the period that begins on the earlier of the date of such Preliminary Prospectus and the date such Preliminary Prospectus was filed with the Commission and ends at the time of purchase did or will any Selling Stockholder Statements with respect to such Selling Stockholder in any such Preliminary Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make such
     Selling Stockholder Statements, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Preliminary Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted
     Free Writing Prospectuses, if any, contain any Selling Stockholder
     Statements with respect to such Selling Stockholder that include an untrue statement of a material fact or omit to state a material fact necessary in order to make such Selling Stockholder Statements, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the earlier of the date of the Prospectus and the date the Prospectus is filed with the Commission and ends

                                      -17-

     at the later of the time of purchase, the latest additional time of purchase, if any, and the end of the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares did or will the Prospectus, as then amended or supplemented, contain any Selling Stockholder Statements with respect to such Selling Stockholder that include an untrue statement of a material fact or omit to state a material fact necessary in order to make such
     Selling Stockholder Statements, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the date of such Permitted Free Writing Prospectus and ends at the time of purchase did or will any Permitted Free Writing Prospectus, contain any Selling Stockholder Statements with respect to such Selling
     Stockholder that include an untrue statement of a material fact or omit to state a material fact necessary in order to make such Selling Stockholder
     Statements, in the light of the circumstances under which they were made, not misleading; "Selling Stockholder Statements" are defined as statements made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use in a disclosure document (it being understood that all such statements in the
     Registration Statement are under the captions "Prospectus Summary--Our
     Existing Equity Investors" and "Principal and Selling Stockholders");

        (e) such Selling Stockholder has duly and irrevocably authorized each of the Representatives of the Selling Stockholders (whether acting alone or together), on behalf of such Selling Stockholder, to execute and deliver this Agreement and any other documents necessary or desirable in connection with the transactions contemplated hereby or thereby and to deliver the
     Shares to be sold by such Selling Stockholder pursuant to this Agreement and receive payment therefor pursuant hereto;

        (f) neither such Selling Stockholder nor any of its affiliates has taken, directly or indirectly, any action designed to, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

        (g) there are no affiliations or associations between any member of the NASD and such Selling Stockholder, except as disclosed in the
     Registration Statement (excluding the exhibits thereto), each Preliminary
     Prospectus and the Prospectus; none of the proceeds received by such
     Selling Stockholder from the sale of the Shares to be sold by such Selling
     Stockholder pursuant to this Agreement will be paid to a member of the NASD or any affiliate of (or person "associated with," as such terms are used in the Rules of the NASD) such member;

        (h) at the time of purchase and each additional time of purchase, all stock transfer or other taxes (other than income taxes), if any, that are required to be paid in connection with the sale and transfer of the Shares to be sold by such Selling Stockholder to the several Underwriters hereunder will be fully paid or provided for by such Selling Stockholder, and all laws imposing such taxes will be fully complied with;

        (i) to the best of such Selling Stockholder's knowledge, no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental

                                      -18-

     or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NASDAQ), is required in connection with the sale of the Shares to be sold by such Selling
     Stockholder pursuant to this Agreement or the consummation by such Selling
     Stockholder of the transactions contemplated hereby or by the Custody
     Agreement or Power of Attorney to which such Selling Stockholder is a party other than (i) registration of the Shares under the Act, which has been effected (or, with respect to any registration statement to be filed hereunder pursuant to Rule 462(b) under the Act, will be effected in accordance herewith), (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or (iii) under the Conduct Rules of the NASD;

        (j) such Selling Stockholder has not, prior to the execution of this
     Agreement, offered or sold any Shares by means of any "prospectus" (within the meaning of the Act), or used any "prospectus" (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the then most recent Preliminary Prospectus;

        (k) pursuant to the Custody Agreement to which such Selling
     Stockholder is a party, certificates in negotiable form for the Shares to be sold by such Selling Stockholder pursuant to this Agreement have been placed in custody for the purpose of making delivery of such Shares in accordance with this Agreement; such Selling Stockholder agrees that (i)
     such Shares represented by such certificates are for the benefit of, and coupled with and subject to the interest of, the Custodian, the
     Representatives of the Selling Stockholders, the Underwriters and the
     Company, (ii) the arrangements made by such Selling Stockholder for custody and for the appointment of the Custodian and the Representatives of the
     Selling Stockholders by such Selling Stockholder are irrevocable, and (iii)
     the obligations of such Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death, disability or incapacity of such Selling Stockholder (or, if such Selling Stockholder is not an individual, the liquidation, dissolution, merger or consolidation of such Selling Stockholder) or the occurrence of any other event (each, an
     "Event"); if an Event occurs before the delivery of the Shares hereunder, certificates for the Shares shall be delivered by the Custodian in accordance with the terms and conditions of the Power of Attorney to which such Selling Stockholder is a party, the Custody Agreement to which such
     Selling Stockholder is a party and this Agreement, and actions taken by the
     Custodian and the Representatives of the Selling Stockholders pursuant to such Power or Attorney or such Custody Agreement shall be as valid as if such Event had not occurred, regardless of whether or not the Custodian or the Representatives of the Selling Stockholders, or either of them, shall have received notice thereof; and

        (l) neither the execution, delivery and performance of this Agreement or the Custody Agreement or Power of Attorney to which such Selling
     Stockholder is a party nor the sale by such Selling Stockholder of the
     Shares to be sold by such Selling Stockholder pursuant to this Agreement nor the consummation of the transactions contemplated hereby or thereby will conflict with, result in any breach or violation of or constitute a default under (or constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under) (i) if such Selling

                                      -19-

     Stockholder is not an individual, the charter or bylaws or other organizational instruments of such Selling Stockholder, (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which such Selling Stockholder is a party or by which such
     Selling Stockholder or any of its properties may be bound or affected,
     (iii) any federal, state, local or foreign law, regulation or rule, (iv) or any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NASDAQ, or (v) any decree, judgment or order applicable to such Selling Stockholder or any of its properties.

        In addition, any certificate signed by any Selling Stockholder (or, with respect to any Selling Stockholder that is not an individual, any officer of such Selling Stockholder or of any of such Selling Stockholder's subsidiaries)
or by any Representative of the Selling Stockholders and delivered to the
Underwriters or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by such Selling
Stockholder, as to matters covered thereby, to each Underwriter.

     5. Certain Covenants of the Company. The Company hereby agrees:

        (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states or other jurisdictions as you may designate and to maintain such qualifications in effect so long as you may request for the distribution of the Shares; provided, however, that the
     Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction
     (except service of process with respect to the offering and sale of the
     Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the
     Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

        (b) to make available to the Underwriters in New York City, as soon as practicable after this Agreement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the
     Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver (whether physically or through compliance with Rule 172 under the
     Act or any similar rule) a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act in connection with the sale of the
     Shares, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the
     Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act;

        (c) if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement, or a Registration Statement under Rule 462(b) under the Act, to be filed with the Commission and become effective before the Shares may be sold, the
     Company will use its best efforts to cause such post-

                                      -20-

     effective amendment or such Registration Statement to be filed and become effective as soon as possible, and the Company will advise you promptly and, if requested by you, will confirm such advice in writing, (i) when such post-effective amendment or such Registration Statement has become effective, and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner in accordance with such
     Rules);

        (d) to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration
     Statement or the Exchange Act Registration Statement, any Preliminary
     Prospectus, the Prospectus or any Permitted Free Writing Prospectus or for
     additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the
     Registration Statement or the Exchange Act Registration Statement, any
     Preliminary Prospectus or the Prospectus, and to provide you and
     Underwriters' counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which you shall object in writing;

        (e) subject to Section 5(d) hereof, to timely file all reports and documents and any preliminary or definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act for so long as a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares; and to provide you, for your review and comment, with a copy of such reports and statements and other documents to be filed by the Company pursuant to
     Section 13, 14 or 15(d) of the Exchange Act during such period a reasonable amount of time prior to any proposed filing;

        (f) if necessary or appropriate, to file a registration statement pursuant to, and in accordance with, Rule 462(b) under the Act and pay the applicable fees in accordance with the Act;

        (g) to advise the Underwriters promptly of the happening of any event within the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the
     Act or any similar rule) in connection with any sale of Shares, which event could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, subject to Section 5(d) hereof, to prepare and furnish, at the Company's expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change;

                                      -21-

        (h) to make generally available to its security holders, and to deliver to you, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act) as soon as is reasonably practicable after the termination of such twelve-month period but in any case not later than [ ], 2007;

        (i) to furnish to you [five] copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto
     (including all exhibits thereto and sufficient copies of the foregoing
     (other than exhibits) for distribution of a copy to each of the other
     Underwriters and their counsel;

        (j) to furnish to you as early as practicable prior to the time of purchase and any additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements and monthly reports
     (which in the case of monthly reports may not be in accordance with generally accepted accounting principles), if any, of the Company and the
     Subsidiaries which have been read by the Company's independent registered public accountants, as stated in their letter to be furnished pursuant to
     Section 9(c) hereof;

        (k) to apply the net proceeds to the Company from the sale of the
     Shares in the manner set forth under the caption "Use of proceeds" in the
     Prospectus and to file such reports with the Commission with respect to the sale of the Shares and the application of the proceeds therefrom as may be required by Rule 463 under the Act;

        (l) to comply with Rule 433(g) under the Act;

        (m) beginning on the date hereof and ending on, and including, the date that is 180 days after the date hereof (the "Lock-Up Period"), without the prior written consent of UBS and Bear, not to (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, with respect to, any Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock, (ii) file or cause to become effective a registration statement under the Act relating to the offer and sale of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock, (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common
     Stock, or warrants or other rights to purchase Common Stock or any such securities, whether any such transaction is to be settled by delivery of
     Common Stock or such other securities, in cash or otherwise or (iv)
     publicly announce an intention to effect any transaction specified in clause (i), (ii)

                                      -22-

     or (iii), except, in each case, for (A) the registration of the offer and sale of the Shares as contemplated by this Agreement, (B) issuances of
     Common Stock upon the exercise of options or warrants disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus, (C) the issuance of employee and director stock options not exercisable during the Lock-Up
     Period pursuant to stock option plans described in the Registration
     Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus and the issuance of Common Stock to employees pursuant to stock purchase plans described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus, and (D)
     the issuance of restricted Common Stock to directors of the Company;
     provided, however, that if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up
     Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this
     Section 5(m) shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs;

        (n) prior to the time of purchase or any additional time of purchase, as the case may be, to issue no press release or other communication directly or indirectly and hold no press conferences with respect to the
     Company or any Subsidiary, the financial condition, results of operations, business, properties, assets, or liabilities of the Company or any
     Subsidiary, or the offering of the Shares, without your prior consent;

        (o) not, at any time at or after the execution of this Agreement, to offer or sell any Shares by means of any "prospectus" (within the meaning of the Act), or use any "prospectus" (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the Prospectus;

        (p) the Company will not, and will cause its Subsidiaries not to, take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

        (q) to use its best efforts to cause the Common Stock to be listed for quotation on the NASDAQ and to maintain such listing; and

        (r) to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common
     Stock.

     6. Certain Covenants of the Selling Stockholders. Each Selling Stockholder
hereby agrees:

        (a) not, at any time at or after the execution of this Agreement, to offer or sell any Shares by means of any "prospectus" (within the meaning of the Act), or use

                                      -23-

     any "prospectus" (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the Prospectus;

        (b) not to take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

        (c) to pay or cause to be paid all taxes, if any, on the transfer and sale of the Shares being sold by such Selling Stockholder;

        (d) to advise you promptly, and if requested by you, confirm such advice in writing, so long as a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the
     Act or any similar rule) in connection with any sale of Shares, of any change in any information in the Registration Statement, any Preliminary
     Prospectus, the Prospectus or any Permitted Free Writing Prospectus that was furnished to the Company by such Selling Stockholder in writing expressly for use therein; and

        (e) prior to or concurrently with the execution and delivery of this
     Agreement, to execute and deliver to the Underwriters a Power of Attorney,
     Custody Agreement and a Lock-Up Agreement.

     7. Covenant to Pay Costs. The Company agrees to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the
Registration Statement, each Preliminary Prospectus, the Prospectus, each
Permitted Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies (such number of copies to be reasonably approved by the Company) of each thereof to the Underwriters and to dealers
(including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares to the
Underwriters, (iii) the qualification of the Shares for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law (including the reasonable legal fees and filing fees and other reasonable disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (iv) any listing of the Shares on any securities exchange or qualification of the Shares for quotation on the
NASDAQ and any registration thereof under the Exchange Act, (v) any filing for review of the public offering of the Shares by the NASD, including the legal fees and filing fees and other disbursements of counsel to the Underwriters relating to NASD matters, (vi) the fees and disbursements of any transfer agent or registrar for the Shares, (vii) the costs and expenses of the Company and the
Selling Stockholders relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Shares to prospective investors and the Underwriters' sales forces, including, without limitation, travel, lodging and other expenses incurred by the officers of the
Company or by any Selling Stockholder, and the cost of any aircraft chartered in connection with the road show (it being understood that one-half of the cost of any aircraft chartered in connection with the road show shall be borne by the
Underwriters), (viii) the costs and expenses of qualifying the Shares for inclusion in the book-entry settlement system of the

                                      -24-

DTC, (ix) the preparation and filing of the Exchange Act Registration Statement, including any amendments thereto and (x) the performance of the Company's other obligations hereunder. It is understood, however, that except as provided in this Section 7 and Sections 8 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees and disbursements of their counsel, stock transfer taxes on resale of any Shares by them, and any advertising expenses connected with any offers they make.

     8. Reimbursement of Underwriters' Expenses. If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to the fifth paragraph of Section 11 hereof or the default by one or more of the
Underwriters in its or their respective obligations hereunder, the Company shall, in addition to paying the amounts described in Section 7 hereof, reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of their counsel.

     9. Conditions of Underwriters' Obligations. The several obligations of the
Underwriters hereunder are subject to the accuracy of the respective representations and warranties on the part of the Company and each Selling
Stockholder on the date hereof, at the time of purchase and, if applicable, at the additional time of purchase, the performance by the Company and each Selling
Stockholder of each of their respective obligations hereunder and to the following additional conditions precedent:

        (a) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion and negative assurance letter of Irell & Manella LLP, counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other
     Underwriters, and in form and substance satisfactory to UBS and Bear, in the form set forth in Exhibits B-1 and B-2 hereto.

        (b) The Selling Stockholders shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Irell & Manella LLP, counsel for the Selling Stockholders, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other
     Underwriters, and in form and substance satisfactory to UBS and Bear, in the form set forth in Exhibit C hereto.

        (c) You shall have received from KPMG LLP letters dated, respectively, the date of this Agreement (covering, in separate letters, the Disclosure
     Package (other than the Road Show) and the Prospectus), the time of purchase (covering the Prospectus) and, if applicable, the additional time of purchase (covering the Prospectus), and addressed to the Underwriters
     (with executed copies for each of the Underwriters) in the forms approved by UBS and Bear.

        (d) You shall have received at the time of purchase and, if applicable, at the additional time of purchase, an opinion and negative assurance letter of Cahill Gordon & Reindel LLP, counsel for the
     Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, in form and substance reasonably satisfactory to UBS and Bear.

                                      -25-

        (e) No Prospectus or amendment or supplement to the Registration
     Statement or the Prospectus shall have been filed to which you shall have objected in writing.

        (f) The Registration Statement, the Exchange Act Registration
     Statement and any registration statement required to be filed, prior to the sale of the Shares, under the Act pursuant to Rule 462(b) shall have been filed and shall have become effective under the Act or the Exchange Act, as the case may be. If Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 P.M., New York City time, on the second full business day after the date of this Agreement (or such earlier time as may be required under the Act).

        (g) Prior to the time of purchase, and, if applicable, the additional time of purchase, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the
     Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) none of the Preliminary Prospectuses or the
     Prospectus, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; (iv) no Disclosure Package, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (v) none of the Permitted Free Writing
     Prospectuses, if any, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

        (h) The Company will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate of its Chief
     Executive Officer and its Chief Financial Officer, dated the time of purchase or the additional time of purchase, as the case may be, in the form attached as Exhibit D hereto.

        (i) The Selling Stockholders will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate signed by a Representative of the Selling Stockholders, dated the time of purchase or the additional time of purchase, as the case may be, in the form attached as Exhibit E hereto.

        (j) You shall have received each of the signed Lock-Up Agreements referred to in Section 3(s) hereof, and each such Lock-Up Agreement shall be in full force and effect at the time of purchase and the additional time of purchase, as the case may be.

        (k) The Company shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the
     Registration Statement, any Preliminary Prospectus, the Prospectus or any
     Permitted Free Writing Prospectus as of the time of purchase and, if applicable, the additional time of purchase, as you may reasonably request.

                                      -26-

        (l) Each Selling Stockholder shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, any Preliminary Prospectus, the
     Prospectus or any Permitted Free Writing Prospectus, in each case only to the extent such statement reflects written information provided by such
     Selling Stockholder, as of the time of purchase and, if applicable, the additional time of purchase, as you may reasonably request.

        (m) The Shares shall have been approved for quotation on the NASDAQ, subject only to notice of issuance and evidence of satisfactory distribution at or prior to the time of purchase or the additional time of purchase, as the case may be.

        (n) The NASD shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions, contemplated hereby.

        (o) Each Selling Stockholder shall have delivered to you a duly executed Power of Attorney and a duly executed Custody Agreement, in each case in form and substance satisfactory to UBS and Bear.

     10. Effective Date of Agreement; Termination. This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

        The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of UBS and Bear, if (1) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement, the Preliminary
Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if
any, there has been any material adverse change or any development involving a prospective material adverse change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, which would, in the sole judgment of UBS and Bear, make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration
Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free
Writing Prospectuses, if any, or (2) since the time of execution of this
Agreement, there shall have occurred: (A) a suspension or material limitation in trading in securities generally on the NYSE, the American Stock Exchange or the
NASDAQ; (B) a suspension or material limitation in trading in the Company's securities on the NASDAQ; (C) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (D) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United
States of a national emergency or war; or (E) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (D) or (E), in the sole judgment of UBS and Bear, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, the Preliminary
Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if
any, or (3) since the time of execution of this Agreement, there shall have occurred any downgrading, or any notice or announcement shall have been given or made of: (A) any intended or potential

                                      -27-

downgrading or (B) any watch, review or possible change that does not indicate an affirmation or improvement in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any "nationally recognized statistical rating organization," as that term is defined in Rule 436(g)(2)
under the Act.

     If UBS and Bear elect to terminate this Agreement as provided in this
Section 10, the Company, the Selling Stockholders and each other Underwriter shall be notified promptly in writing.

     If the sale to the Underwriters of the Shares, as contemplated by this
Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement, or if such sale is not carried out because the Company or any
Selling Stockholder, as the case may be, shall be unable to comply with any of the terms of this Agreement, the Company and the Selling Stockholders shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 7, 8 and 12 hereof), and the Underwriters shall be under no obligation or liability to the Company or any Selling Stockholder under this
Agreement (except to the extent provided in Section 12 hereof) or to one another hereunder.

     11. Increase in Underwriters' Commitments. Subject to Sections 9 and 10
hereof, if any Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 9 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 10 hereof) and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters (including the
Underwriters, if any, substituted in the manner set forth below) shall take up and pay for (in addition to the aggregate number of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Shares shall be taken up and paid for by such non-defaulting
Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set forth opposite the names of such non-defaulting Underwriters in Schedule A.

        Without relieving any defaulting Underwriter from its obligations hereunder, the Company and each Selling Stockholder each agree with the non-defaulting Underwriters that they will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

        If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the
Prospectus and other documents may be effected.

                                      -28-

        The term "Underwriter" as used in this Agreement shall refer to and include any Underwriter substituted under this Section 11 with like effect as if such substituted Underwriter had originally been named in Schedule A hereto.

        If the aggregate number of Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Firm
Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Company or any Selling Stockholder to any
Underwriter and without any liability on the part of any non-defaulting
Underwriter to the Company or any Selling Stockholder. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting
Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     12. Indemnity and Contribution.

        (a) The Company agrees to indemnify, defend and hold harmless each
Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the
Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such
Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the
Registration Statement as amended by any post-effective amendment thereof by the
Company) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, the
Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in any
Prospectus (the term Prospectus for the purpose of this Section 12 being deemed to include any Preliminary Prospectus, the Prospectus and any amendments or supplements to the foregoing), in any Permitted Free Writing Prospectus, in any
"issuer information" (as defined in Rule 433 under the Act) of the Company or in any Prospectus together with any combination of one or more of the Permitted
Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus or Permitted Free
Writing Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue

                                      -29-

statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such
Underwriter through you to the Company expressly for use in, such Prospectus or
Permitted Free Writing Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted
Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

        (b) Each Selling Stockholder agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the
Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the
Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or
(ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus, in any Permitted Free Writing Prospectus or in any
Prospectus together with any combination of one or more of the Permitted Free
Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each of cases (i) and (ii) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein. Notwithstanding anything herein to the contrary, in no event shall the liability of any Selling Stockholder to provide indemnity pursuant to this
Section 12(b), or contribution pursuant to Section 12(e), exceed an amount equal to the aggregate initial public offering price of the Shares sold by such
Selling Stockholder to the Underwriters pursuant hereto.

        (c) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, each Selling Stockholder and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, such Selling Stockholder or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, the Registration Statement (or in the Registration Statement as
amended by any post-effective amendment thereof by the Company), or arises out of or is based upon any omission or

                                      -30-

alleged omission to state a material fact in such Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such
Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the
Company expressly for use in, a Prospectus or a Permitted Free Writing
Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

        (d) If any action, suit or proceeding (each, a "Proceeding") is brought against a person (an "indemnified party") in respect of which indemnity may be sought against the Company, a Selling Stockholder or an Underwriter (as
applicable, the "indemnifying party") pursuant to subsection (a), (b) or (c), respectively, of this Section 12, such indemnified party shall promptly notify such indemnifying party in writing of the institution of such Proceeding and such indemnifying party shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such indemnifying party shall not relieve such indemnifying party from any liability which such indemnifying party may have to any indemnified party or otherwise. The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party (or, in the case such indemnifying party is a Selling
Stockholder, by such Selling Stockholder or by a Representative of the Selling
Stockholders) in connection with the defense of such Proceeding or the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct the defense of such
Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such
Proceeding). The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent (or, in the case such indemnifying party is a Selling Stockholder, without the written consent of either such Selling Stockholder or a Representative of the Selling Stockholders)
but, if settled with its written consent (or, in the case such indemnifying party is a Selling Stockholder, with the written consent of such Selling
Stockholder or of a Representative of the Selling Stockholders), such indemnifying party agrees to indemnify and hold harmless the indemnified party or parties from and against any loss or liability by reason of such settlement.
Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party (or, where such indemnifying party is a Selling Stockholder, requested such Selling Stockholder or

                                      -31-

any Representative of the Selling Stockholders) to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this Section 12(d), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i)
such settlement is entered into more than 60 business days after receipt by such indemnifying party (or, where such indemnifying party is a Selling Stockholder, receipt by such Selling Stockholder or by any Representative of the Selling
Stockholders) of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party (or, where such indemnifying party is a Selling
Stockholder, given such Selling Stockholder or any Representative of the Selling
Stockholders) at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party (or, where such indemnified party is a Selling Stockholder, the prior written consent of such Selling Stockholder or of any Representative of the
Selling Stockholders) effect any settlement of any pending or threatened
Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such
Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.

        (e) If the indemnification provided for in this Section 12 is unavailable to an indemnified party under subsections (a), (b) and (c) of this
Section 12 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Stockholders, and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Shares. The relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or the
Selling Stockholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other

                                      -32-

fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

        (f) The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section
12 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (e)
above. Notwithstanding the provisions of this Section 12, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 12 are several in proportion to their respective underwriting commitments and not joint.

        (g) The indemnity and contribution agreements contained in this Section
12 and the covenants, warranties and representations of the Company and the
Selling Stockholders contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on
behalf of the Company or the Selling Stockholders, their respective directors or officers or any person who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act,
and shall survive any termination of this Agreement or the issuance and delivery of the Shares to be sold by the Company pursuant hereto and the delivery of the
Shares to be sold by the Selling Stockholders pursuant hereto. The Company, the
Selling Stockholders and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company or a Selling Stockholder, against any of their officers or directors in connection with the issuance and sale of the Shares, or in connection with the Registration
Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free
Writing Prospectus.

     13. Information Furnished by the Underwriters. The statements set forth in the last paragraph on the cover page of the Prospectus and the statements set forth in the first paragraph under the "Commissions and Discounts" heading and the paragraphs under the "Price Stabilization, Short Positions" heading under the caption "Underwriting" in the Prospectus, only insofar as such statements relate to the amount of selling concession and reallowance or to over-allotment and stabilization activities that may be undertaken by the Underwriters, constitute the only information furnished by or on behalf of the Underwriters, as such information is referred to in Sections 3 and 12 hereof.

     14. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram or facsimile and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to
UBS Securities LLC, 299 Park Avenue, New

                                      -33-

York, NY 10171-0026, Attention: Syndicate Department, Facsimile: [____], and, if
to the Company, shall be sufficient in all respects if delivered or sent to the
Company at the offices of the Company at 811 Hansen Way, Palo Alto, CA 94303,
Attention: Joel A. Littman, Chief Financial Officer, Facsimile: (650) 846-3276,
and, if to any Selling Stockholder, shall be sufficient in all respects if delivered or sent to any Representative of the Selling Stockholders at [____],
Attention: [____], Facsimile: [____].

     15. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

     16. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the
State of New York located in the City and County of New York or in the United
States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company and the
Selling Stockholders each consent to the jurisdiction of such courts and personal service with respect thereto. The Company and the Selling Stockholders each hereby consent to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against any Underwriter or any indemnified party.
Each Underwriter and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and each Selling
Stockholder (on its behalf and, in the case such Selling Stockholder is not an individual, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) each waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company and the Selling Stockholders each agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and each Selling Stockholder and may be enforced in any other courts to the jurisdiction of which the Company or any Selling
Stockholder is or may be subject, by suit upon such judgment.

     17. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Company and the Selling
Stockholders and to the extent provided in Section 12 hereof the controlling persons, partners, directors and officers referred to in such Section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation
(including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

     18. No Fiduciary Relationship. The Company and the Selling Stockholders
each hereby acknowledge that the Underwriters are acting solely as underwriters in connection with the purchase and sale of the Company's securities. The
Company and the Selling Stockholders each further acknowledge that the
Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm's length basis, and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the
Company or any

                                      -34-

Selling Stockholder, their respective management, stockholders or creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the purchase and sale of the
Company's securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company or any Selling Stockholder, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the
Company and the Selling Stockholders each hereby confirm their understanding and agreement to that effect. The Company, the Selling Stockholders and the
Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Underwriters to the Company or any Selling
Stockholder regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Company's securities, do not constitute advice or recommendations to the Company or any
Selling Stockholder. The Company and the Selling Stockholders each hereby waive and release, to the fullest extent permitted by law, any claims that the Company or any Selling Stockholder may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company or any
Selling Stockholder in connection with the transactions contemplated by this
Agreement or any matters leading up to such transactions.

     19. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

     20. Successors and Assigns. This Agreement shall be binding upon the
Underwriters and the Company and the Selling Stockholders and their successors and assigns and any successor or assign of any substantial portion of the
Company's, any Selling Stockholder's and any of the Underwriters' respective businesses and/or assets.

     21. Miscellaneous. UBS, an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG. Because UBS is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities.
Securities sold, offered or recommended by UBS are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

  [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

                                      -35-

        If the foregoing correctly sets forth the understanding among the
Company, the Selling Stockholders and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement among the Company, the
Selling Stockholders and the Underwriters, severally.

                                  Very truly yours,

                                  CPI INTERNATIONAL, INC.

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  THE SELLING STOCKHOLDERS NAMED IN SCHEDULE
                                  C HERETO

                                  By: [REPRESENTATIVE], Attorney-in-Fact

                                  By:
                                     -----------------------------------------
                                     Name:
                                     Title:

                                      -2-

Accepted and agreed to as of the date
first above written, on behalf of
themselves and the other several
Underwriters named in
Schedule A

UBS SECURITIES LLC
BEAR, STEARNS & CO. INC.
BANC OF AMERICA SECURITIES LLC
WACHOVIA CAPITAL MARKETS, LLC

By:     UBS SECURITIES LLC

By:
   ----------------------------------
   Name:
   Title:

By:
   ----------------------------------
   Name:
   Title:

                                      -3-

                                   SCHEDULE A

                                                                 Number of Firm
Underwriter                                                          Shares
---------------------------------------------------------------  ---------------
UBS SECURITIES LLC                                                  [____]
BEAR, STEARNS & CO. INC.                                            [____]
BANC OF AMERICA SECURITIES LLC                                      [____]
WACHOVIA CAPITAL MARKETS, LLC                                       [____]

                                                                 ---------------
                                                                 ---------------
         Total......................................................[____]
                                                                 ===============

                                   SCHEDULE B

                       PERMITTED FREE WRITING PROSPECTUSES

[_____]

                                   SCHEDULE C

                                                   Number of       Number of
                                                  Firm Shares     Additional
                                                                    Shares
Company...........................................   [    ]         [    ]
Selling Stockholders
     [____].......................................   [____]         [____]
     [____].......................................   [____]         [____]
     [____].......................................   [____]         [____]
     [____].......................................   [____]         [____]
     [____].......................................   [____]         [____]

                                                    --------       --------
      Total.......................................   [____]         [____]
                                                    ========       ========

                                                    ========       ========

                                   SCHEDULE D

                               [List Subsidiaries]

                                    EXHIBIT A

                                Lock-Up Agreement

                                                 [               ], 2006

UBS Securities LLC
Bear, Stearns & Co. Inc.
Together with the other Underwriters
named in Schedule A to the Underwriting Agreement
referred to herein

c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026

Ladies and Gentlemen:

     This Lock-Up Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement") to be entered into by CPI International, Inc., a Delaware corporation (the "Company"), the
Selling Stockholders named therein and you and the other underwriters named in
Schedule A to the Underwriting Agreement, with respect to the public offering
(the "Offering") of common stock, par value $0.01 per share, of the Company (the
"Common Stock").

     In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that, for a period (the "Lock-Up Period") beginning on the date hereof and ending on, and including, the date that is 180 days after the date of the final prospectus relating to the Offering, the undersigned will not, without the prior written consent of UBS Securities LLC and Bear, Stearns & Co.
Inc., (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the "Commission") in
respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the
Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the "Exchange Act") with respect to, any
Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any such securities, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of
Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any such securities, whether any such transaction is to be settled by delivery of
Common Stock or such other securities, in cash or otherwise or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii).
The foregoing sentence shall not apply to (a) the registration of the offer and sale of Common

                                      -A-1-

Stock as contemplated by the Underwriting Agreement and the sale of the Common Stock to the Underwriters (as defined in the Underwriting
Agreement) in the Offering, (b) bona fide gifts, provided the recipient thereof agrees in writing with the Underwriters to be bound by the terms of this Lock-Up
Agreement, (c) dispositions to any trust, or in the case of a Selling
Stockholder that is not a human being only, partnership or limited liability company, for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such transferee agrees in writing with the Underwriters to be bound by the terms of this Lock-Up
Agreement, (d) in the case of a Selling Stockholder that is not a human being only, distributions to a wholly-owned subsidiary of the undersigned or to the direct or indirect members or partners of the undersigned, provided that such transferee (if not already subject to this Lock-Up Agreement) execute an agreement stating that such transferee is receiving and holding such capital stock subject to the provisions of this Lock-Up Agreement, (e) transfers by will or intestate provided that such transferee agrees in writing with the
Underwriters to be bound by the terms of this Lock-Up Agreement, and (f)
transfers to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under any of clauses (b) through (d) above so long as any requirements in the applicable clause to acknowledge or execute this
Lock-Up Agreement are complied with. For purposes of this paragraph, "immediate family" shall mean the undersigned and the spouse, any lineal descendent, father, mother, brother or sister of the undersigned.

     Notwithstanding anything herein to the contrary, the preceding paragraph shall not apply to the sale of Firm Shares or Additional Shares by any Selling
Stockholder to the Underwriters pursuant to the Underwriting Agreement.

     In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Common Stock in connection with the filing of a registration statement relating to the Offering. The undersigned further agrees that, for the Lock-Up Period, the undersigned will not, without the prior written consent of UBS Securities LLC and Bear, Stearns & Co. Inc., make any demand for, or exercise any right with respect to, the registration of Common
Stock or any securities convertible into or exercisable or exchangeable for
Common Stock, or warrants or other rights to purchase Common Stock or any such securities.

     Notwithstanding the above, if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the
Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the
Company announces that it will release earnings results during the sixteen (16)
day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Agreement shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3)
business days after the date on which the issuance of the earnings release or the material news or material event occurs.

     In addition, the undersigned hereby waives any and all preemptive rights, participation rights, resale rights, rights of first refusal and similar rights that the undersigned may have in connection with the Offering or with any issuance or sale by the Company of any equity or other securities before the
Offering, except for any such rights as have been heretofore duly exercised.

                                      -A-2-

     The undersigned hereby confirms that the undersigned has not, directly or indirectly, taken, and hereby covenants that the undersigned will not, directly or indirectly, take, any action designed, or which has constituted or will constitute or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of shares of Common Stock.

                                      * * *

                                      A-3

     If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the
Commission with respect to the Offering is withdrawn or (iii) for any reason the
Underwriting Agreement shall be terminated prior to the "time of purchase" (as defined in the Underwriting Agreement), this Lock-Up Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

                                           Yours very truly,

                                           ------------------------------------
                                           Name:

                                       A-4